UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2005

ACE*COMM Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-21059	52-1283030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-721-3814

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On January 26, 2005, ACE*COMM Corporation issued a press release to announce its financial results for the second quarter of fiscal year 2005, which ended December 31, 2004. A copy of the press release is being filed as exhibit 99.1 to this Form 8-K.

99.1 ACE*COMM Corporation Reports Continuing Improvements to Financial Results for the Second Quarter of Fiscal Year 2005, January 26, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM Corporation

January 26, 2005	By:	/s/ Steven R. Delmar

Name: Steven R. Delmar
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	ACE*COMM Corporation Reports Continuing Improvements to Financial Results for the Second Quarter of Fiscal Year 2005, January 26, 2005.